UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2019
PTC THERAPEUTICS, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Court
South Plainfield	NJ	07080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (908) 222-7000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PTCT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01.     Completion of Acquisition or Disposition of Assets.
On October 25, 2019, PTC Therapeutics, Inc. (the "Company") completed the acquisition of substantially all of the assets of BioElectron Technology Corporation (“BioElectron”), a Delaware corporation, (the “Acquisition”) pursuant to an Asset Purchase Agreement by and between the Company and BioElectron, dated October 1, 2019 (the “Asset Purchase Agreement”).
Upon the closing of the Acquisition, the Company paid to BioElectron total upfront consideration of $10.0 million, funded with cash on hand, less (i) transaction expenses incurred by BioElectron, (ii) the amount of outstanding indebtedness of BioElectron and (iii) $1.5 million to be held in an escrow account to secure potential indemnification obligations owed to the Company. Subject to the terms and conditions of the Asset Purchase Agreement, BioElectron may become entitled to receive contingent milestone payments of up to $200.0 million (in cash or in shares of the Company’s common stock, as determined by the Company) from the Company based on the achievement of certain regulatory and net sales milestones. Subject to the terms and conditions of the Asset Purchase Agreement, BioElectron may also become entitled to receive contingent payments of a low single digit percentage of net sales of certain products.
BioElectron’s total operating expense for the fiscal year ended December 31, 2018 was $48 million, and $17 million for the six months ended June 30, 2019. BioElectron’s estimated research and development expense for EPI-743, the lead compound acquired by the Company from BioElectron, was approximately $10 million for the fiscal year ended December 31, 2018 and approximately $3 million for the six months ended June 30, 2019. BioElectron is a clinical-stage biopharmaceutical company and has not generated any revenue to date from product sales.
While the Company is under no obligation, whether pursuant to the Asset Purchase Agreement or otherwise, to develop or invest in any compounds or products acquired from BioElectron, the Company currently expects to focus its research and development expenses on EPI-743 for the two potential indications specified in the Asset Purchase Agreement.
The above description of the Asset Purchase Agreement is a summary only and is qualified in its entirety by reference to the terms of the Asset Purchase Agreement, attached hereto as Exhibit 2.1.
The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Asset Purchase Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties thereto.
In connection with the Acquisition, the Company obtained from the U.S. Securities and Exchange Commission, pursuant to its authority under Rule 3-13 under Regulation S-X, a waiver from the requirements of Rule 3-05 and Article 11 of Regulation S-X to provide certain financial statements of BioElectron and pro forma financial information relating to the Acquisition. As a result, the Company will not provide such financial statements and information under Item 9.01(a) and (b) of Form 8-K.
Item 3.02. Unregistered Sales of Equity Securities.
The description of the consideration that may be paid in shares of the Company’s common stock under the terms of the Asset Purchase Agreement set forth in Item 2.01 is incorporated herein by reference. If the Company issues any shares of its common stock as consideration under the terms of the Asset Purchase Agreement, the Company intends to issue such shares pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1*	Asset Purchase Agreement by and between PTC Therapeutics, Inc. and BioElectron, dated October 1, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL
* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.
Cautionary Statement Concerning Forward Looking Statements
This Report contains forward-looking statements addressing the Acquisition and the other transactions contemplated in the Asset Purchase Agreement and any other statements about future expectations, prospects, estimates and other matters that are dependent upon future events or developments. All statements, other than those of historical fact, contained in this Report are forward-looking statements, including statements related to the potential financial impact and benefits to the Company of the Acquisition, including with respect to the assets of BioElectron that have been acquired and the Company’s expectations with respect to future research and development expenses, contingent payments to BioElectron based on net sales and the potential achievement of regulatory and net sales milestones and contingent payments to BioElectron with respect thereto; the future expectations, plans and prospects for the Company; the Company’s strategy, future operations, future financial position, future revenues or projected costs, including with respect to EPI-743; the integration of BioElectron’s operations and employees; and the objectives of management. Other forward-looking statements may be identified by the words “guidance”, “plan,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the Company’s ability to realize the anticipated benefits of the Acquisition, including the possibility that the expected benefits from the Acquisition will not be realized or will not be realized within the expected time period; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the Acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the integration of BioElectron’s operations and employees; and the factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K as well as any updates to these risk factors filed from time to time in the Company’s other filings with the SEC. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product candidate will receive or maintain regulatory approval in any territory, or prove to be commercially successful. The forward-looking statements contained herein represent the Company’s views only as of the date of this Report and the Company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this Report except as required by law. All website addresses given in this Report or incorporated herein by reference are for information only and are not intended to be an active link or to incorporate any website information into this Report.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Therapeutics, Inc.

Date: October 29, 2019	By:	/s/ Emily Hill
	Name:	Emily Hill
	Title:	Chief Financial Officer